Exhibit 10.5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS, WERE OMITTED BECAUSE THOSE PORTIONS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code Firm Fixed Price	Page 1 Of 7
2. Amendment/Modification No. P00001	3. Effective Date 2021MAR09		4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By	Code	W15QKN	7. Administered By (If other than Item 6)		Code
ARMY CONTRACTING COMMAND - NJ PICATINNY ARSENAL, NJ 07806-5000 EMAIL:
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER RD TARRYTOWN, NY 10591-6717			☐	9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)
			☒	10A. Modification Of Contract/Order No. W15QKN-21-C-0014

10B. Dated (See Item 13) 2021JAN12
Code 544P9	Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning ___________     copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) NO CHANGE TO OBLIGATION DATA
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies The Contract/Order No. As Described In Item 14.
☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐
B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority) FAR 43.103 (a)(3)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __________ copies to the Issuing Office.
14.Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print) Robert E. Landry – Executive Vice President - CFO		16A. Name And Title Of Contracting Officer (Type or print)
15B. Contractor/Offeror /s/ Robert E. Landry (Signature of person authorized to sign)	15C. Date Signed 3/8/2021	16B. United States Of America By /s/ (Signature of Contracting Officer)	16C. Date Signed 09-MAR-2021

NSN 7540-01-152-8070 PREVIOUS EDITIONS UNUSABLE	30-105-02	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 2 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

SECTION A - SUPPLEMENTAL INFORMATION

Buyer Name:
Buyer Office Symbol/Telephone Number: CCNJ-ET/
Type of Contract 1: Firm Fixed Price
Kind of Contract: Other
Kind of Modification: 8
Type of Business: Large Business Performing in U.S.
Surveillance Criticality Designator: A
Contract Expiration Date: 2022JAN11

Paying Office: HQ0490
DFAS-INDY VP GFEBS
8899 E. 56TH STREET
INDIANAPOLIS IN 46249-3800

*** End of Narrative A0000 ***

The purpose of this modification is to:

1.Correct the Ship to DoDAAC from 75A501 to W90ZQ2 for CLIN 0001.

2.Correct DFARS Clause 252.232-7006, changing the Ship to DoDAAC from 75A501 to W90ZQ2.

All other terms and conditions of this contract remain in full force and effect.

*** END OF NARRATIVE A0002 ***

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 3 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
0001	COVID THERAPEUTIC NSN: 9999-99-999-9999
0001AA	COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)	[* * *]	EA	$ 2,100.00000	$ [* * *]
COMMODITY NAME: COVID THERAPEUTIC CLIN CONTRACT TYPE: Firm Fixed Price PRON: CB1RD13635 PRON AMD: 03 ACRN: AA PSC: 6505
Packaging and Marking
Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination
Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W56XNH10011001 W90ZQ2 J 3 DEL REL CD QUANTITY DEL DATE 001 [* * *] [* * *]
FOB POINT: Destination
SHIP TO: (W90ZQ2) XR JOINT PROGRAM EX OFC FOR CHEM, B HQ JPEO 5101 HOADLEY ROAD ABERDEEN PROVING GROUND,MD,21010-54

The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen. Exact ship-to locations for product will be identified through this coordinated process.

(End of narrative F001)
0001AB	COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)	[* * *]	EA	$ 2,100.00000	$ [* * *]
COMMODITY NAME: COVID THERAPEUTIC CLIN CONTRACT TYPE: Firm Fixed Price

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 4 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
PRON: CB1RD14381 PRON AMD: 04 ACRN: AB
PSC: 6505
Packaging and Marking
Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination
Deliveries or Performance
DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 W56XNH10011002 W90ZQ2 J 3
DEL REL CD QUANTITY DEL DATE
001 [* * *] [* * *]
FOB POINT: Destination
SHIP TO:
(W90ZQ2) XR JOINT PROGRAM EX OFC FOR CHEM, B
HQ JPEO
5101 HOADLEY ROAD
ABERDEEN PROVING GROUND,MD,21010-54
The parties will coordinate ordering through
centralized distribution via the established
Memorandum of Understanding between Regeneron, ASPR,
and AmerisourceBergen. Exact ship-to locations for
product will be identified through this coordinated
process.
(End of narrative F001)
0001AC	COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)	[* * *]	EA	$ 2,100.00000	$ [* * *]
COMMODITY NAME: COVID THERAPEUTIC
CLIN CONTRACT TYPE:
Firm Fixed Price
PRON: CB1RD41544 PRON AMD: 04 ACRN: AC
PSC: 6505
Packaging and Marking
Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination
Deliveries or Performance
DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 W56XNH10011003 W90ZQ2 J 3
DEL REL CD QUANTITY DEL DATE

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 5 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

001    [* * *]    [* * *]

FOB POINT: Destination
SHIP TO:
(W90ZQ2)    XR JOINT PROGRAM EX OFC FOR CHEM, B HQ JPEO
5101 HOADLEY ROAD
ABERDEEN PROVING GROUND,MD,21010-54

The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen. Exact ship-to locations for product will be identified through this coordinated process.

(End of narrative F001)

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 6 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
SECTION G - CONTRACT ADMINISTRATION DATA

Status Regulatory Cite     Title         Date

G-1 CHANGED 252.232-7006    WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS    DEC/2018

(a)Definitions. As used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local Processing Office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b)Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c)WAWF access. To access WAWF, the Contractor shall--

(1)Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov    ; and

(2)Be registered to use WAWF at https://wawf.eb.mil/    following the step-by-step procedures for self-registration available at this Web site.

(d)WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/    .

(e)WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f)WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1)Document type. The Contractor shall submit payment requests using the following document type(s):

(i)For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii)For fixed price line items--

(A)That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

Invoice (Contractor Only)

(B)For services that do not require shipment of a deliverable, submit either the Invoice 2-in-1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

Invoice as 2-in-1

(iii)For customary progress payments based on costs incurred, submit a progress payment request.

(iv)For performance based payments, submit a performance based payment request.

(v)For commercial item financing, submit a commercial item financing request.

(2)Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" document type to create some Combinations of invoice and receiving report in one step.]

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P00001	Page 7 of 7
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0490
Issue By DoDAAC	W15QKN
Admin DoDAAC	W15QKN
Inspect By DoDAAC	TBD
Ship To Code	W90ZQ2
Ship From Code	TBD
Mark For Code	TBD
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N/A
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1)The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

(2)Contact the WAWF helpdesk at , if assistance is needed.

(End of clause)